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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)         December 2, 2005


                            TOWER PROPERTIES COMPANY
             (Exact name of Registrant as specified in its charter)

       Missouri                     0-18261                    43-1529759
       --------               -----------------------    ----------------------
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                         Identification Number)

             911 Main Street, Suite 100, Kansas City, Missouri 64105
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (816) 421-8255


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act

|X|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 8.01         OTHER EVENTS

         On November 28, 2005, a shareholder of Tower Properties Company ("Tower Properties") gave Tower Properties a copy of a letter the shareholder had received from Park GP, Inc. ("PGP"), dated November 15, 2005, in which PGP offers to purchase (the "PGP Tender Offer") up to 6,000 shares of common stock, par value $1.00 per share (the "Shares"), of Tower Properties, at a price of $345 per Share, which amount will be reduced by any distributions declared or paid by Tower Properties after November 1, 2005. As of November 30, 2005, there were 185,053 Shares issued and outstanding.

         On December 2, 2005, Tower Properties mailed a letter to its shareholders disclosing its position with respect to the Tender Offer, in accordance with the requirements of SEC Rule 14e-2. A copy of such letter to shareholders is attached to this Form 8-K as Exhibit (20) and is incorporated herein by reference. Such letter constitutes soliciting material sent to shareholders in accordance with SEC Rule 14a-12(a), which is required to be filed with the Commission pursuant to SEC Rule 14a-12(b).

ITEM 9.01         EXHIBITS

         (c) Listed below are the exhibits filed as a part of this report:

                  (20) Tower Properties Company letter to shareholders, dated December 2, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     TOWER PROPERTIES COMPANY


Dated: December 2, 2005
                                     By:    /s/  Thomas R. Willard
                                         -------------------------------------
                                           Thomas R. Willard
                                           President and
                                           Chief Executive Officer




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